UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2006

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8725 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The Registrant received an executed amendment to Contract No. C-014386, between the State of New York Department of Health and WellCare of New York, Inc., a wholly-owned subsidiary of the Registrant (“WellCare NY”), pursuant to which WellCare NY participates in the New York State Child Health Plus program. The amendment adds certain provisions regarding WellCare NY’s policies and procedures regarding facilitated enrollment of members. A copy of the amendment is attached as exhibit 10.1 to this Current Report.

On October 2, 2006, the Registrant announced that it will be offering private fee-for-service plans to Medicare beneficiaries in 700 counties in 38 states and Washington D.C. in 2007. These plans will be offered pursuant to contracts between the Centers for Medicare & Medicaid Services and each of Stone Harbor Insurance Company, Advance Insurance Company and Home Owners Life Insurance Company, each a wholly-owned subsidiary of the Registrant. The contracts are each for a one year term commencing January 1, 2007. The Registrant’s press release announcing the award is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On October 2, 2006, the Registrant also announced that it will be offering Medicare Part D prescription drug plans in every region of the country in 2007. These plans will be offered pursuant to a contract between the Centers for Medicare & Medicaid Services and WellCare Prescription Insurance, Inc., a wholly-owned subsidiary of the Registrant. The contract is for a one year term commencing January 1, 2007. The Registrant’s press release announcing the award is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the above-described contracts. The above description is qualified in its entirety by reference to the contracts.

In the interest of providing interested parties with full access to its federal, state and county contracts, the Registrant has elected to file such contracts with the Securities and Exchange Commission. The Registrant does not believe that its business is substantially dependent on many of these contracts when each is taken individually.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amendment to Contract No. C-014386 between the New York Department of Health and WellCare of New York, Inc.
99.1	Press release, dated October 2, 2006, regarding Medicare private-fee-for service.
99.2	Press release, dated October 2, 2006, regarding Medicare Part D prescription drug plans.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2006	WELLCARE HEALTH PLANS, INC.
/s/ Thaddeus Bereday
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment to Contract No. C-014386 between the New York Department of Health and WellCare of New York, Inc.
99.1	Press release, dated October 2, 2006, regarding Medicare private-fee-for service.
99.2	Press release, dated October 2, 2006, regarding Medicare Part D prescription drug plans.